Exhibit 99.3

fir

HOT TOPIC, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

(Facing Page)

FOR GOOD AND VALUABLE CONSIDERATION, Hot Topic, Inc., a California corporation (the “Company”), hereby irrevocably grants to the Optionholder named below a nonstatutory stock option (the “Option”) to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in this Option Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the Company’s 2006 Equity Incentive Plan (the “Plan”) and the Standard Terms and Conditions Relating to Nonstatutory Stock Options (the “Terms and Conditions”) promulgated under the Plan. The terms of the Plan and the Terms and Conditions are hereby incorporated herein by reference and made a part of this Option Agreement. As used herein and in the Plan, the “Option Agreement” shall mean this Facing Page and the Terms and Conditions as incorporated herein.

Name of Optionholder:

Social Security Number:

Date of Grant:

Number of Shares covered by Option (the “Option Shares”):

Purchase Price Per Option Share:

Expiration Date:

Pursuant to Section 5(c) of the Plan, the purchase price may be paid by one or a combination of the following:

☐ Cash or check

☐ Bank draft or money order payable to the Company

☐ Pursuant to a Regulation T program (cashless exercise)

☐ Delivery of common stock of the Company

☐ Net exercise

The Option shall become exercisable based on the following vesting schedule:

Date	# of Options Vested
Total

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to this Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

☐ None	☐ Other (specify):

HOT TOPIC, INC.

By:		Optionholder’s Signature:
Name:	Elizabeth M. McLaughlin
Chief Executive Officer

STANDARD TERMS AND CONDITIONS RELATING TO

NONSTATUTORY STOCK OPTIONS

UNDER THE HOT TOPIC, INC. 2006 EQUITY INCENTIVE PLAN

The following Standard Terms and Conditions Relating to Nonstatutory Stock Options (the “Terms and Conditions”) apply to the Nonstatutory Stock Options granted under the Hot Topic, Inc. 2006 Equity Incentive Plan (the “Plan”), the applicable terms of which are hereby incorporated by reference and made a part of these standard Terms and Conditions. In turn, these Terms and Conditions are incorporated by reference into each such Option. Whenever capitalized terms are used in these Terms and Conditions, they shall have the meaning specified (i) in the Plan, (ii) in the Hot Topic, Inc. Nonstatutory Stock Option Agreement Facing Page (the “Facing Page”) into which these Terms and Conditions are incorporated by reference, or (iii) below, unless the context clearly indicates to the contrary. As used herein and in the Plan, the “Option Agreement” shall mean the Facing Page and these Terms and Conditions as incorporated therein. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.	TERM OF OPTION. Subject to the maximum time limitations in Section 5(a) of the Plan, the right to purchase Option Shares shall expire on the applicable Expiration Date (as defined in the Facing Page), unless the Option is terminated earlier as provided herein or in the Plan.

2.	EXERCISE PRICE. The exercise price of the Option granted hereby shall be the Fair Market Value of the Option Shares subject to the Option, subject to adjustment from time to time for Capitalization Adjustments.

3.	EXERCISE OF OPTION.

(a)	The Facing Page shall set forth the rate at which the Option Shares shall become subject to purchase (“vest”) by Optionholder, subject to the limitations set forth herein and provided that vesting will cease upon the termination of your Continuous Service.

(b)	If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six months of Continuous Service measured from the Date of Grant specified in the Facing Page, notwithstanding any other provision of the Option.

(c)	Optionholder shall exercise the Option to the extent exercisable, in whole or in part, by sending written notice to the Company in the form attached hereto as Exhibit A of Optionholder’s intention to purchase Option Shares hereunder, together with payment in the amount of the full purchase price of the Option Shares to be purchased. Optionholder may tender payment of the purchase price in any manner permitted by the Facing Page, which may include one or more of the following:

(i)	In cash or by check;

(ii)	By bank draft or money order payable to the Company;

(ii)	In the Company’s sole discretion at the time the Option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The

Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)	In the Company’s sole discretion at the time the Option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise (“delivery” for these purposes, in the sole discretion of the Company at the time the Option is exercised, shall include delivery to the Company of an attestation of ownership of such shares of Common Stock in a form approved by the Company); provided, however, that Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock; or

(iv)	By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from Optionholder to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under the Option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to Optionholder as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.

(d)	Optionholder may exercise the Option only for whole shares of Common Stock.

(e)	Notwithstanding anything to the contrary contained herein, Optionholder may not exercise the Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option also must comply with other applicable laws and regulations governing the Option, and Optionholder may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. Optionholder agrees to complete and execute any additional documents which the Company reasonably requests that Optionholder complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

(f)	Subject to the Company’s compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionholder’s compliance with all the terms and conditions of the Option Agreement, these Terms and Conditions and the Plan, the Company shall promptly deliver the Option Shares to the Optionholder.

(g)	Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of the Optionholder only by the Optionholder.

4.	OPTION NOT TRANSFERABLE. The Option granted hereunder shall not be transferable in any manner other than as provided in the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the previous hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.	TERMINATION OF OPTION.

(a)	To the extent not previously exercised, the right to purchase Option Shares shall terminate on the applicable Expiration Date; provided, however, that except as otherwise provided in this Section 5 the Option may not be exercised more than 120 days after the termination of Continuous Service for any reason (other than upon Optionholder’s death or Disability). Within such 120 day period, Optionholder may exercise the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period. Notwithstanding the foregoing, (i) if during any part of such 120 day period the Option is not exercisable solely because of the condition set forth in Section 3(e), the Option shall not expire until the earlier of the Expiration Date or the expiration of the applicable period of time after the termination of Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, and (ii) if (x) Optionholder is a Non-Exempt Employee, (y) Optionholder terminates Optionholder’s Continuous Service within six months after the Date of Grant specified in the Facing Page, and (z) Optionholder has vested in a portion of the Option at the time of Optionholder’s termination of Continuous Service, the Option shall not expire until the earlier of (A) the later of the date that is seven months after the Date of Grant specified in the Facing Page or the date that is 120 days after the termination of Optionholder’s Continuous Service or (B) the Expiration Date.

(b)	In the event of the termination of Continuous Service as a result of Optionholder’s Disability, the Option shall be exercisable for a period of 12 months from the date of such termination, but only to the extent that the Option was exercisable on the date of such termination.

(c)	In the event of the termination of Continuous Service as a result of Optionholder’s death or Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, the Option shall be exercisable by the Optionholder’s estate (or by the person who acquires the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death) for a period of 12 months from the date of death, but only to the extent that the Optionholder was entitled to exercise the Option on the date of death.

(d)	Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by the Optionholder upon the termination of Continuous Service shall thereafter become exercisable, regardless of the reason for such termination.

6.	NO RIGHT TO CONTINUOUS SERVICE AS EMPLOYEE, CONSULTANT OR DIRECTOR. The Option does not confer upon Optionholder any right to continue in the relationship of an Employee, Consultant or Director of the Company, nor does it limit in any way the right of the Company to terminate Optionholder’s service relationship at any time, with or without cause.

7.	NOTICE OF TAX ELECTION. If Optionholder makes any tax election relating to the treatment of the Option Shares under the Code, Optionholder shall promptly notify the Company of such election.

8.	ACKNOWLEDGEMENT OF OPTIONHOLDER. Optionholder acknowledges and agrees that Optionholder and any transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in the Plan.

9.	WITHHOLDING TAXES.

(a)	By exercising the Option, Optionholder agrees that, as a condition to any exercise of the Option, the Company may require you to enter into an arrangement providing for the payment by Optionholder to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the Option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(b)	At the time the Optionholder exercises the Option, in whole or in part, or at any time thereafter as requested by the Company, Optionholder hereby authorizes withholding from payroll and any other amounts payable to Optionholder, and otherwise agrees to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of the Option.

(c)

Upon Optionholder’s request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to Optionholder upon the exercise of the Option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of the Option, share withholding pursuant to the preceding sentence shall not be permitted unless Optionholder makes a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of the Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of the Option that are otherwise issuable to Optionholder upon such exercise. Any adverse consequences to

Optionholder arising in connection with such share withholding procedure shall be Optionholder’s sole responsibility.

(d)	Optionholder may not exercise the Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, Optionholder may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

10.	MISCELLANEOUS.

(a)	The Option Agreement shall bind and inure to the benefit of the parties’ heirs, legal representatives, successors and permitted assigns.

(b)	The Option Agreement, the Plan, and these Terms and Conditions constitute the entire agreement between the parties pertaining to the subject matter contained herein and they supersede all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of the Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and the Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to the Optionholder and also may be inspected by Optionholder at the principal office of the Company.

(c)	Should any portion of the Plan, the Option Agreement or these Terms and Conditions be declared invalid and unenforceable, then such portion shall be deemed to be severable from the Option Agreement and shall not affect the remainder hereof.

(d)	The company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

(e)	All notices to be sent hereunder shall be delivered in person or sent by United States Mail, certified and postage prepaid, to Optionholder at the address set forth on the Facing Page of the Option Agreement or to the Company and its principal place of business, Attention: General Counsel. Any change in the address to which notices shall be sent under the Option Agreement to the Optionholder shall be made by the Optionholder upon ten days’ written notice to the Company.

(f)	The prevailing party in any court action brought to interpret or enforce any provision of the Plan or the Option Agreement shall be entitled to recover, as an element of the costs of suit, and not as damages, an award of reasonable attorneys’ fees, to be fixed by the court. Such award may be made as part of a judgment by default or as part of a judgment after trial or after appeal.

(g)	The Option Agreement shall be construed according to the laws of the State of California. The Option Agreement is made and entered into in City of Industry, California.

Exhibit A

NOTICE OF EXERCISE

HOT TOPIC, INC.

1835 E. SAN JOSE AVENUE

CITY OF INDUSTRY, CA 91748

Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Nonstatutory

Stock option grant date:	_______________

Number of shares as to which option is exercised:	_______________

Certificates to be issued in name of:	_______________

Exercise price per share:	$______________

Total exercise price:	$______________

Payment delivered herewith:	$______________

Form of payment:	☐ Cash or check

☐ Bank draft or money order payable to the Company

☐ Pursuant to a Regulation T program (cashless exercise) if the shares are publicly traded

☐ Delivery of already-owned shares if the Shares are publicly traded

☐ Net exercise

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2006 Equity Incentive Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

SUBMITTED BY:	ACCEPTED BY:

HOT TOPIC, INC.
Printed Name
By:
Signature
Title:
Signature
Date: